Exhibit 4(b)

                                 FIRST AMENDMENT

     FIRST AMENDMENT (this "Amendment"), dated as of November 22, 1999, among FURNITURE BRANDS INTERNATIONAL, INC., a Delaware corporation ("Furniture
Brands"), BROYHILL FURNITURE INDUSTRIES, INC., a North Carolina corporation ("Broyhill"), LANE FURNITURE INDUSTRIES, INC., a Delaware corporation ("Lane"), THOMASVILLE FURNITURE INDUSTRIES, INC., a Delaware corporation ("Thomasville" and together with Furniture Brands, Broyhill and Lane, each a "Borrower", and collectively, the "Borrowers"), the lending institutions party to the Credit Agreement referred to below (each a "Bank" and, collectively, the "Banks"), CREDIT LYONNAIS CHICAGO BRANCH, as Documentation Agent (the "Documentation Agent"), NATIONSBANK, N.A., as Syndication Agent (the "Syndication Agent"), and BANKERS TRUST COMPANY, as Administrative Agent (the "Administrative Agent"). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement.

                              W I T N E S S E T H :

     WHEREAS, the Borrowers, the Banks, the Documentation Agent, the Syndication Agent and the Administrative Agent are party to a Credit Agreement, dated as of November 17, 1994, as amended and restated as of December 29, 1995, as further amended and restated as of September 6, 1996, as further amended and restated as of June 27, 1997, and as further amended and restated as of July 14, 1998 (as amended, modified and supplemented prior to the date hereof, the "Credit Agreement"); and

     WHEREAS, the Borrowers have requested that the Banks provide the amendment provided for herein and the Banks have agreed to provide such amendment on the terms and conditions set forth herein;

     NOW, THEREFORE, it is agreed:

     1. Section 9.04 of the Credit Agreement is hereby amended by deleting the figure "$25,000,000" appearing at the end of clause (viii) thereof and inserting in lieu thereof the figure "$125,000,000".

     2. In order to induce the Banks to enter into this Amendment, the Borrowers hereby represent and warrant that (i) no Default or Event of Default exists as of the First Amendment Effective Date (as defined below) after giving effect to this Amendment and (ii) on the First Amendment Effective Date, both before and after giving effect to this Amendment, all representations and warranties contained in the Credit Agreement and in the other Credit Documents are true and correct in all material respects, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date.

     3. This Amendment shall become effective on the date (the "First Amendment Effective Date") when the Borrowers and the Required Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at its Notice Office.

     4. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

     5. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with each of the Borrowers and the Administrative Agent.

     6. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                                      * * *

     IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date hereof.

                            FURNITURE BRANDS INTERNATIONAL, INC.
                             By: /s/ David P. Howard
                             Name:  David P. Howard
                             Title:  Vice President

                             BROYHILL FURNITURE INDUSTRIES, INC.

                              By: /s/ David P. Howard
                              Name:  David P. Howard
                              Title:  Vice President

                             LANE FURNITURE INDUSTRIES, INC.

                              By: /s/ David P. Howard
                              Name:  David P. Howard
                              Title:  Vice President

                             THOMASVILLE FURNITURE INDUSTRIES, INC.

                              By: /s/ David P. Howard
                              Name:  David P. Howard
                              Title:  Vice President

                               BANKERS TRUST COMPANY, Individually
                                 and as Administrative Agent

                               By: /s/ Susan L. LeFevre
                               Title: Director

                               NATIONSBANK, N.A., Individually and
                                  as Syndication Agent

                               By: /s/ Natalie E. Hebert
                               Title:  Vice President

                               CREDIT LYONNAIS CHICAGO BRANCH, Individually
                                 and as Documentation Agent

                                By: /s/ Lee E. Greve
                                Title:  First Vice President

                                ALLIED IRISH BANK PLC, acting through
                                  its Cayman Island Branch

                                By: /s/ Germaine Reusch
                                Title:  Vice President

                                By:  /s/  William J. Strickland
                                Title:  Executive Vice Present

                                BANK OF MONTREAL

                                By: /s/ Monica M. Banar
                                Title: Director

                                THE BANK OF NEW YORK

                                By: /s/ David G. Shedd
                                Title:  Vice President

                                THE BANK OF NOVA SCOTIA

                                By: /s/ F.C.H. Ashby
                                Title:  Senior Manager Loan Operations

                                BANK OF SCOTLAND

                                By: /s/ Annie Glynn
                                Title:  Senior Vice President

                                THE BANK OF TOKYO - MITSUBISHI, LTD.,
                                 CHICAGO BRANCH

                                By: /s/ Hisashi Miyashiro
                                Title:  Deputy General Manager

                                CHIAO TUNG BANK CO., LTD.
                                   NEW YORK AGENCY

                                 By: /s/ Kuang Si Shiu
                                 Title: SVP & GM

                                 CIBC INC.

                                 By: /s/ Katherine Bass
                                 Title:  Executive Director
                                         CIBC World Markets Corp., as agent

                               CITY NATIONAL BANK

                               By:  /s/

                               CREDIT AGRICOLE INDOSUEZ

                               By: Raymond A. Falkenberg
                               Title:  Vice President, Senior Relationship
                                       Manager

                               By: /s/ David Bouhl
                               Title:  First Vice President, Managing Director

                              BEDFORD CDO, LIMITED

                              By:    Pacific Investment Management Company,
                                      as its Investment Advisor

                              By:  /s/
                              Title:

                            CAPTIVA III FINANCE, LTD.

                             By:  /s/
                             Title:

                            CAPTIVA IV FINANCE, LTD.

                              By:  /s/
                              Title:

                             EATON VANCE INSTITUTIONAL SENIOR LOAN

                               By:  /s/
                               Title:

                             EATON VANCE SENIOR INCOME TRUST

                                By:  /s/
                                Title:

                              SENIOR DEBT PORTFOLIO

                              By:    Boston Management and Research
                                     as Investment Advisor

                              By:  /s/
                              Title:

                              FIRST AMERICAN NATIONAL BANK

                              By: /s/ Jerry Watterworth
                              Title:  Senior Vice President

                              FIRST COMMERCIAL BANK
                              (Incorporated in Taiwan, R.O.C.)
                              Los Angeles Branch

                              By: /s/ June Shiong Lu
                              Title:  S.V.P. & General Manager

                              FIRST UNION NATIONAL BANK (F/K/A
                              FIRST UNION NATIONAL BANK OF
                                 NORTH CAROLINA)

                              By: /s/ David Silander
                              Title:  Vice President

                              FLEET NATIONAL BANK

                              By: /s/ J. Lynett
                              Title: SVP

                              GENERAL ELECTRIC CAPITAL CORPORATION

                               By:  /s/
                               Title:

                               THE INDUSTRIAL BANK OF JAPAN, LIMITED

                                By:  /s/
                                Title:

                                KZH LANGDALE LLC

                                By: /s/ Peter Chin
                                Title:  Authorized Agent

                                 MERCANTILE BANK NATIONAL ASSOCIATION

                                  By:  /s/
                                  Title:

                                  MORGAN GUARANTY TRUST COMPANY OF NEW YORK

                                  By: /s/ Francoise Berthelot
                                  Title:  Vice President

                                  NATIONAL CITY BANK

                                   By:  /s/
                                   Title:

                                 OXFORD STRATEGIC INCOME FUND

                                  By:  /s/
                                  Title:

                                 THE MITSUBISHI TRUST AND BANKING CORPORATION

                                    By:  /s/
                                    Title:

                                 OCTAGON LOAN TRUST, by Octagon
                                   Credit Investors, as Manager

                                    By:  /s/
                                    Title:

                                  PARIBAS

                                    By:  /s/
                                    Title:

                                    By:  /s/
                                    Title:

                                   THE SANWA BANK, LTD., CHICAGO BRANCH

                                     By:  /s/
                                     Title:

                                   THE SUMITOMO BANK, LIMITED,
                                       CHICAGO BRANCH

                                    By: /s/ John H. Kemper
                                    Title:  Senior Vice President

                                   SUNTRUST BANK, ATLANTA
                                     By: /s/ Linda L. Dash
                                     Title:  Vice President

                                   U.S. BANK NATIONAL ASSOCIATION

                                      By:  /s/
                                      Title:

                                   VAN KAMPEN
                                   PRIME RATE INCOME TRUST

                                     By: Van Kampen Investment Advisory Corp.

                                     By: /s/ Darvin D. Pierce
                                     Title:  Vice President

                                   VAN KAMPEN CLO I, LIMITED

                                     By: Van Kampen Management Inc.,
                                              as Collateral Manger

                                     By: /s/ Darvin D. Pierce
                                     Title:  Vice President

                                    VAN KAMPEN CLO II, LIMITED

                                       By: Van Kampen Management Inc.,
                                                as Collateral Manger

                                       By: /s/ Darvin D. Pierce
                                       Title:  Vice President